                                                      THE CHILE FUND, INC.
                                                     --------------------------
                                                      SEMI-ANNUAL REPORT
                                                      JUNE 30, 2000


                                 [PHOTO]

CONTENTS

Letter to Shareholders....................................................... 1

Portfolio Summary............................................................ 6

Schedule of Investments...................................................... 7

Statement of Assets and Liabilities.......................................... 9

Statement of Operations......................................................10

Statement of Changes in Net Assets...........................................11

Financial Highlights.........................................................12

Notes to Financial Statements................................................14

Results of Annual Meeting of Shareholders....................................18

Description of InvestLink-SM- Program........................................19



PICTURED ON THE COVER IS A SCENIC VIEW OF SANTIAGO, THE CAPITAL OF CHILE AND ALSO THE FIFTH LARGEST CITY IN SOUTH AMERICA.
================================================================================

LETTER TO SHAREHOLDERS

                                                                  August 4, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the six months ended June 30, 2000.

At June 30, 2000, the Fund's net assets were $196.1 million. The Fund's net asset value ("NAV") was $13.69 per share, as compared to $15.22 at December 31, 1999.

PERFORMANCE: HURT MOST BY TELECOM, UTILITIES AND NON-FERROUS METALS

For the six months ended June 30, 2000, the Fund's total return, based on NAV, was -10.1%. By comparison, Morgan Stanley Capital International's Chile Index (the "Index")* fell 7.4% during the same period.

The Fund underperformed its Index benchmark chiefly because of unfavorable stock selection in three industry sectors. These were telecommunications, electric utilities and non-ferrous metals.

In telecommunications, I maintained the Fund's longstanding overweight in Compania de Telecomunicaciones de Chile S.A. ("CTC"), Chile's national telecommunications giant (and the Fund's largest holding at June 30), relative to the benchmark. This was due both to my confidence in the prospects for a successful resolution of shareholder complaints regarding a tender for CTC shares by Spain's Telefonica de Espana ("Telefonica"), and improvement in the company's underlying fundamentals. Unfortunately for the Fund's overall return, lingering uncertainty over the Telefonica situation caused CTC shares to fare poorly.

The scenario in electric utilities was similar to that of telecommunications, with Chilectra S.A. (the Fund's third-largest holding at June 30) underperforming. I am still optimistic that this will change, principally because I anticipate corporate activity. In non-ferrous metals, I overweighted Antofagasta plc (the Fund's eighth-largest holding at June 30), one of the world's largest copper producers, which I anticipated would benefit from rising global macroeconomic activity. The stock was hurt in May, however, by fears that a potential slowing in such activity would be unfavorable for copper prices.

Positive contributions to performance came from the multi-industry, steel and real estate sectors. The Fund held smaller names in each that did especially well.

THE ECONOMY: MOVING FORWARD, THEN SIDEWAYS

I had expected Chile's economy to be well on its way to full recovery by the close of the first half of 2000. This proved conservative, as the economy appeared to be winning this particular race by the end of the first quarter.

At that point, commodity prices, which increased substantially last year, had stabilized at fairly high levels. The nation's trade balance thus registered a significant surplus and its current account deficit was practically zero. Inflation was low, and GDP growth continued to be comparatively robust. In response to this good news and the election of a pro-market socialist government, domestic investors--notably the highly influential domestic pension funds--began to return to the domestic equity market.

===============================================================================

LETTER TO SHAREHOLDERS

Things turned a bit sideways during the second quarter, though. While Chile's economic environment continued to improve, its near-term future was obscured by a mixed bag of macroeconomic numbers and events:

- COMMODITY PRICES REMAINED FAVORABLE. Copper and pulp each represent significant chunks (i.e., approximately 40% and 10%, respectively) of Chile's total exports. Copper prices weakened slightly in the second quarter, but stayed above last year's average and compared very favorably to Chile's average cost of production. Pulp prices continued to climb as well. The two served to more than offset the high price of imported oil, resulting in a trade balance that stayed robust over the course of the quarter.

- KEY ECONOMIC INDICATORS. Gross domestic product in the quarter grew at an annualized rate of over 6%. Imports lagged, however, indicating that Chilean consumers were keeping their wallets closed. Oil-driven inflation was also a concern, prompting the central bank to raise short-term interest rates by a half-point early in the year. [Note: with consumption currently depressed, I believe additional rate increases in the near-term are unlikely.]

- ARGENTINA. Neighboring Argentina's economic performance continued to disappoint investors. Some, in my opinion, unjustifiably took out their frustrations on the Chilean peso, which declined 6.8% versus the U.S. dollar.

     With almost 40% of its exports going to Asia, it could be argued that Chile's economy should follow Asia's economic trend, rather than that of Latin America. Unfortunately, the spillover effect of Argentina's woes on Chile suggests that Chile remains vulnerable to meaningful problems among its Latin counterparts.

- PRO-MARKET GOVERNMENT. The first 100 days of the pro-business government of President Ricardo Lagos (who took office on March 11) met with significant success. Lagos showed leadership and commitment in his approach to solving Chile's economic and domestic problems. In particular--and as expected--he demonstrated impressive support of the country's business community and its free-market policies, both of which should help to boost investor confidence in Chile's ability to deliver on its promise of full economic recovery.

I also note in this context a development that may have especially positive implications for non-domestic investors. In April, Chile acted to liberalize its unusually restrictive regulation of foreign investment in its equity market by eliminating the requirement that foreigners keep in Chile the cash from sales of domestic stocks for one year before being allowed to repatriate it.

================================================================================

LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE AND STRATEGY: REVISING SECTOR WEIGHTINGS
TOP 10 HOLDINGS, BY ISSUER*

                                                         % OF
     HOLDING                     SECTOR               NET ASSETS
     -------                     ------               ----------
  1. CTC                   Telecommunications             14.1
  2. CPC                        Forestry                  12.1
  3. Chilectra            Electric Distribution            8.2
  4. Cartones                   Forestry                   6.9
  5. Endesa                Electric Generation             6.1
  6. CCU                    Food & Beverages               5.1
  7. Enersis               Electric Generation             4.1
  8. Antofagasta                 Mining                    3.6
  9. Andina                 Food & Beverages               3.6
10.  Entel                 Telecommunications              3.6
                                                          ----
     Total                                                67.4
                                                          ====

-------------------
* Company names are abbreviations of those found in the chart on page 6.

           SECTOR BREAKDOWN
           (% of net assets)


               [CHART]

Food & Beverages                 12.85
Financial Services                3.61
Electric Generation              10.66
Electric Distribution             8.20
Banking                           3.47
Other*                           20.18
Telecommunications               17.73
Mining                            3.65
Forestry                         19.65

-------------------
* Includes airlines, basic metals, consumer durables, engineering & construction, fertilizer, fishery, health care, infrastructure, insurance, investment advisory services, investment companies, machinery & electric, pharmaceuticals, real estate investment & management, retail, steel, textiles and cash and other assets in excess of liabilities.

The following is a summary of my current approach to the Fund's portfolio:

- Given Chile's weakening currency and booming export sector, I intend to maintain a strong position in the pulp and paper, forestry and mining sectors. Here, I feel that commodity prices should stabilize, and perhaps rise a little, over the remainder of this year and into the beginning of 2001.

- While consumer demand remains fairly weak, partly due to concerns both about relatively high domestic unemployment and Argentina's economy, I anticipate that consumers will be able to put these worries aside and go shopping in the second half. As such, I am considering increasing exposure to consumption-related sectors (e.g., food, tobacco, beverages and merchandising) in the second half, perhaps even going to an overweight stance to take advantage of low prices, attractive valuations and expected economic growth.

- Although I have kept the portfolio deeply underweight in electric utilities, I note that lately, regulatory authorities have been more flexible in their negotiations with companies. Electricity tariffs are thus slowly beginning to rise and may continue to do so over the next several quarters. Accordingly, I have decided to raise exposure to electricity and move closer to a neutral position in the second half.

- I remain underweight in banks, owing to generally unattractive valuations and possible pressure on profit margins should the central bank have to raise rates again later this year.

===============================================================================

LETTER TO SHAREHOLDERS

- I am reducing telecommunications to a neutral weighting from a strong overweight. This is due to changes in the competitive landscape, which do not favor one of our larger holdings in this sector, as well as regulatory issues that have yet to be resolved.

- As one might expect, I intend to avoid companies that have significant exposure to Argentina and those that are heavily indebted in U.S. dollar terms, at least until the macroeconomic picture begins to get clearer.

OUTLOOK: THE SECOND HALF SHOULD BE BRIGHTER

Looking ahead, I continue to be optimistic about the prospects for Chilean equities. Corporate profits are growing and valuations are cheap, a one-two combination punch that is good for any market. Even so, given the mixed nature of economic data thus far in 2000, careful selection of stocks and sectors is certainly the order of the day.

I expect economic activity in the year's second half to make good on the promise shown at times during the first half. In particular, I believe that Chile's economic recovery will broaden beyond the export sector and take hold more generally.

That said, I continue to feel strongly that exports will be the key to a sustained economic revival, much as they were in the 1980s. During the 1990s, Chile's economy was dominated by very strong domestic demand, and also marked by an appreciating currency and a significant decline in the competitiveness of its industrial sectors. This is changing, as the currency has already begun to weaken enough to make Chilean industrial concerns sufficiently competitive to match or exceed the offerings of other countries. If so, all of Chile will undoubtedly prosper in the years ahead.

I am pleased to report that the Fund's Board of Directors has authorized the repurchase of up to 15% of the Fund's outstanding common shares. The Board took this step in response to the high level of the discount to the Fund's net asset value at which the shares are trading. The repurchase will prove accretive to NAV and, the Board believes such repurchases present an attractive investment opportunity and may reduce discount levels.

I additionally note in this context that the Fund's investment adviser, Credit Suisse Asset Management, LLC (CSAM), has agreed effective July 1, 2000, to calculate its management fee based on the market value of the Fund's shares instead of its total net asset value. This, too, is intended as a measure to help reduce the discount and indicates CSAM's commitment to better align its own interests with those of the Fund's shareholders.

Sincerely yours,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer**

================================================================================

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 19 through 21 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

**Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., and The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. and Chief Investment Officer of The Portugal Fund, Inc.

===============================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION


                                     [CHART]

AS A PERCENT OF NET ASSETS

                                                  June 30, 2000          December 31, 1999
Banking                                               3.48%                    3.38%
Consumer Durables                                     1.52%                    3.29%
Electric Distribution                                 8.22%                    9.82%
Electric Generation                                  10.68%                    8.97%
Engineering & Construction                            1.02%                    1.43%
Fertilizer                                            2.80%                    3.43%
Financial Services                                    3.62%                    1.65%
Food & Beverages                                     12.87%                   15.56%
Forestry                                             19.69%                   17.48%
Infrastructure                                        2.23%                    2.00%
Mining                                                3.65%                    5.13%
Real Estate Investment & Management                   3.15%                    2.98%
Retail                                                3.18%                    3.19%
Steel                                                 1.82%                    2.04%
Telecommunications                                   17.76%                   13.83%
Other                                                 4.14%                    5.82%
Cash & Cash Equivalents                               0.17%                    0.00%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                             Sector                          Net Assets
--------------------------------------------------------------------------------------------------------------------
   1. Compania de Telecomunicaciones de Chile S.A.                  Telecommunications                       14.1
--------------------------------------------------------------------------------------------------------------------
   2. Compania de Petroleos de Chile S.A.                                Forestry                            12.1
--------------------------------------------------------------------------------------------------------------------
   3. Chilectra S.A.                                               Electric Distribution                      8.2
--------------------------------------------------------------------------------------------------------------------
   4. Empresas CMPC S.A.                                                 Forestry                             6.9
--------------------------------------------------------------------------------------------------------------------
   5. Empresa Nacional de Electricidad S.A.                         Electric Generation                       6.1
--------------------------------------------------------------------------------------------------------------------
   6. Compania Cervecerias Unidas S.A.                               Food & Beverages                         5.1
--------------------------------------------------------------------------------------------------------------------
   7. Enersis S.A.                                                  Electric Generation                       4.1
--------------------------------------------------------------------------------------------------------------------
   8. Antofagasta plc                                                     Mining                              3.6
--------------------------------------------------------------------------------------------------------------------
   9. Embotelladora Andina S.A.                                      Food & Beverages                         3.6
--------------------------------------------------------------------------------------------------------------------
  10. Empresa Nacional de Telecomunicaciones S.A.                   Telecommunications                        3.6
--------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                No. of          Value
Description                     Shares        (Note A)
--------------------------------------------------------

 EQUITY OR EQUITY-LINKED SECURITIES-99.83%

 AIRLINES-0.27%
Lan Chile S.A.                     372,731  $   532,621
                                            -----------

 BANKING-3.47%
Banco de A. Edwards+             4,000,000      330,333
Banco de Credito e
 Inversiones+                      833,132    5,409,908
Banco Santander Chile
 Class A                        14,922,917    1,066,219
                                            -----------
                                              6,806,460
                                            -----------

 BASIC METALS-0.70%
Ceramicas Cordillera S.A.          316,132    1,378,696
                                            -----------

 CONSUMER DURABLES-1.52%
Empresas Almacenes Paris
 S.A.                            2,607,740    2,976,264
                                            -----------

 ELECTRIC DISTRIBUTION-8.20%
Chilectra S.A.                   3,885,531   15,322,916
Chilectra S.A. ADR++                48,600      768,585
                                            -----------
                                             16,091,501
                                            -----------

 ELECTRIC GENERATION-10.66%
Gener S.A.                       3,934,128      839,612
Empresa Nacional de
 Electricidad S.A.+             32,525,518   11,981,656
Enersis S.A.                    20,132,783    8,088,981
                                            -----------
                                             20,910,249
                                            -----------

 ENGINEERING & CONSTRUCTION-1.02%
Besalco S.A.                       702,964    1,539,385
Maderas y Sinteticos S.A.        1,197,873      466,834
                                            -----------
                                              2,006,219
                                            -----------
 FERTILIZER-2.79%
Sociedad Quimica y Minera de
 Chile S.A., Class A             1,563,126    3,756,608
Sociedad Quimica y Minera de
 Chile S.A., Class B               772,022    1,719,266
                                            -----------
                                              5,475,874
                                            -----------

                                No. of          Value
Description                     Shares        (Note A)
--------------------------------------------------------

 FINANCIAL SERVICES-3.61%
Antarchile S.A.                    810,392  $ 3,286,084
Invercap S.A.                    7,314,215    3,800,650
                                            -----------
                                              7,086,734
                                            -----------
 FISHERY-0.21%

Pesquera Itata S.A.              7,936,619      412,407
                                            -----------
 FOOD & BEVERAGES-12.85%

Compania Cervecerias Unidas
 S.A.                            2,222,528    9,981,475
Distribucion y Servicio D&S
 S.A.                            2,769,909    3,212,755
Embotelladora Andina
 S.A. PNA                        1,983,991    4,123,726
Embotelladora Andina
 S.A. PNB                        1,798,790    3,021,073
Embotelladora Arica S.A.+        4,664,877    2,597,129
Embotelladoras Coca-Cola Polar
 S.A.                              203,337       79,244
Empresas Iansa S.A.              2,921,397      184,332
Vina Concha y Toro S.A.          2,689,433    1,996,424
                                            -----------
                                             25,196,158
                                            -----------
 FORESTRY-19.65%
Compania Chilena de Fosforos
 S.A.                            1,081,383    1,244,238
Compania de Petroleos de Chile
 S.A.                            5,606,206   23,721,165
Empresas CMPC S.A.               1,200,000   13,584,485
                                            -----------
                                             38,549,888
                                            -----------
 HEALTH CARE-0.80%
Banmedica S.A.                   7,030,511    1,565,670
                                            -----------

 INFRASTRUCTURE-2.23%
Infra Structura 2000*+          19,568,922    4,364,868
                                            -----------
 INSURANCE-0.25%
Compania de Seguros La
Prevision Vida S.A.                818,209      501,084
                                            -----------


===============================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                No. of          Value
Description                     Shares        (Note A)
--------------------------------------------------------
INVESTMENT ADVISORY SERVICES-0.29%
Administradora de Fondos de
 Pensiones Provida S.A.            400,000 $    571,588
                                           ------------

 INVESTMENT COMPANIES-0.35%
Banvida S.A.+                   10,053,630      681,001
                                           ------------

 MACHINERY & ELECTRIC-0.76%
Madeco S.A.                      1,946,100    1,491,583
                                           ------------

 MINING-3.65%
Antofagasta plc                  1,338,500    7,156,541
                                           ------------

 PHARMACEUTICALS-0.61%
Laboratorio Chile S.A.           1,237,182    1,188,393
                                           ------------

 REAL ESTATE INVESTMENT & MANAGEMENT-3.14%
Parque Arauco S.A.              12,068,000    6,158,857
                                           ------------

 RETAIL-3.18%
S.A.C.I. Falabella, S.A.         5,055,785    4,832,011
Santa Isabel S.A.+               2,645,366    1,399,145
                                           ------------
                                              6,231,156
                                           ------------
 STEEL-1.82%
Compania Acero del Pacifico
 S.A.                            1,795,233    3,564,813
                                           ------------
                                No. of          Value
Description                     Shares        (Note A)
--------------------------------------------------------
 TELECOMMUNICATIONS-17.73%
Compania de
 Telecomunicaciones de Chile
 S.A., Class A                   6,062,937 $ 27,678,992
Empresa Nacional de
 Telecomunicaciones S.A.           795,467    7,085,908
                                           ------------
                                             34,764,900
                                           ------------

 TEXTILES-0.07%
Zalaquett S.A.+                  1,496,767      138,885
                                           ------------

TOTAL INVESTMENTS-99.83%
 (Cost $121,397,493) (Notes A,D)            195,802,410

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-0.17%                              330,373
                                           ------------
NET ASSETS-100.00%                         $196,132,783
                                           ============

--------------------------------------------------------------------------------
*    Not readily marketable security.
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.


================================================================================

8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost $121,397,493) (Note A)....................................................  $195,802,410
Cash (Note A).........................................................................................     1,272,138
Receivable for investments sold.......................................................................       113,344
Prepaid expenses and other assets.....................................................................        12,271
                                                                                                        ------------
Total Assets..........................................................................................   197,200,163
                                                                                                        ------------

 LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Payables:
   Investment advisory fee (Note B)...................................................................       593,828
   Administration fees (Note B).......................................................................        19,362
   Other accrued expenses.............................................................................       161,606
   Chilean repatriation taxes (Note A)................................................................       292,584
                                                                                                        ------------
Total Liabilities.....................................................................................     1,067,380
                                                                                                        ------------
NET ASSETS (applicable to 14,327,901 shares of common stock outstanding) (Note C).....................  $196,132,783
                                                                                                        ============

NET ASSET VALUE PER SHARE ($196,132,783 / 14,327,901).................................................  $      13.69
                                                                                                        ============
 NET ASSETS CONSIST OF
--------------------------------------------------------------------------------------------------------------------
Capital stock, $0.001 par value; 14,327,901 shares issued and outstanding
 (100,000,000 shares authorized).......................................................................     $ 14,328
Paid-in capital........................................................................................  118,910,972
Undistributed net investment income....................................................................      897,980
Accumulated net realized gain on investments and foreign currency related transactions.................    1,904,154
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies..........................................................  74,405,349
                                                                                                        ------------
Net assets applicable to shares outstanding............................................................ $196,132,783
                                                                                                        ============


================================================================================

See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
--------------------------------------------------------------------------------
Income (Note A):
   Dividends........................................................................................    $  3,243,042
   Interest.........................................................................................          14,517
   Less: Foreign taxes withheld.....................................................................         (20,402)
                                                                                                        ------------
   Total Investment Income..........................................................................       3,237,157
                                                                                                        ------------
Expenses:
   Investment advisory fees (Note B)................................................................       1,241,674
   Consulting fees (Note F).........................................................................         220,302
   Custodian fees...................................................................................         192,000
   Administration fees (Note B).....................................................................         108,754
   Audit and legal fees.............................................................................          80,873
   Accounting fees..................................................................................          56,259
   Printing.........................................................................................          54,849
   Transfer agent fees..............................................................................          26,414
   Directors' fees..................................................................................          13,720
   NYSE listing fees................................................................................          12,163
   Insurance........................................................................................           5,831
   Other............................................................................................          10,019
   Chilean repatriation taxes (Note A)..............................................................         348,435
                                                                                                        ------------
   Total Expenses...................................................................................       2,371,293
                                                                                                        ------------
   Net Investment Income............................................................................         865,864
                                                                                                        ------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
   Investments......................................................................................       2,611,124
   Foreign currency related transactions............................................................         (34,374)
Net change in unrealized appreciation in value of investments and translation of other assets and
 liabilities denominated in foreign currencies......................................................     (25,336,716)
                                                                                                        ------------
Net realized and unrealized loss on investments and foreign currency related transactions...........     (22,759,966)
                                                                                                        ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................    $(21,894,102)
                                                                                                        ============


================================================================================

10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              For the Six Months     For the Fiscal
                                                                              Ended June 30, 2000      Year Ended
                                                                                  (unaudited)       December 31,1999
                                                                              ------------------    ----------------
 INCREASE/(DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
Operations:
   Net investment income........................................................   $  865,864          $ 1,246,175
   Net realized gain on investments and foreign currency
    related transactions........................................................    2,576,750           14,226,915
   Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
    currencies..................................................................  (25,336,716)          31,509,809
                                                                                 ------------         ------------
     Net increase/(decrease) in net assets resulting from operations............  (21,894,102)          46,982,899
                                                                                 ------------         ------------
Dividends and distributions to shareholders (Note A):
   Net investment income........................................................           --           (1,002,953)
   Net realized gain on investments.............................................           --           (8,310,183)
                                                                                 ------------         ------------
     Total dividends and distributions to shareholders..........................           --           (9,313,136)
                                                                                 ------------         ------------
     Total increase/(decrease) in net assets....................................  (21,894,102)          37,669,763
                                                                                 ------------         ------------
 NET ASSETS
--------------------------------------------------------------------------------
Beginning of period.............................................................  218,026,885          180,357,122
                                                                                 ------------         ------------
End of period (including undistributed net investment income of $897,980
 and $32,116, respectively)..................................................... $196,132,783         $218,026,885
                                                                                 ============         ============


================================================================================

See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                  For the
                                                                                 Six Months
                                                                                   Ended          For the Years Ended December 31,
                                                                                June 30, 2000     ---------------------------------
                                                                                 (unaudited)       1999         1998         1997
                                                                                -------------      ----         ----         ----
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................................    $15.22         $12.59       $21.61       $22.59
                                                                                   ------         ------       ------       ------
Net investment income .........................................................      0.06           0.09         0.38         0.10
Net realized and unrealized gain/(loss) on investments and
    foreign currency related transactions++ ...................................     (1.59)          3.19        (6.88)        2.32
                                                                                   ------         ------       ------       ------
Net increase/(decrease) in net assets resulting from operations ...............     (1.53)          3.28        (6.50)        2.42
                                                                                   ------         ------       ------       ------
Dividends and distributions to shareholders:
Net investment income .........................................................        --          (0.07)       (0.32)          --
Net realized gain on investments and foreign currency related transactions ....        --          (0.58)       (2.20)       (3.40)
In excess of net investment income ............................................        --             --           --           --
In excess of net realized gains on investments and foreign currency
    related transactions. .....................................................        --             --           --           --
                                                                                   ------         ------       ------       ------
Total dividends and distributions to shareholders .............................        --          (0.65)       (2.52)       (3.40)
                                                                                   ------         ------       ------       ------
Dilution due to capital share rights offering .................................        --             --           --           --
                                                                                   ------         ------       ------       ------
Net asset value, end of period ................................................    $13.69         $15.22       $12.59       $21.61
                                                                                   ======         ======       ======       ======
Market value, end of period ...................................................    $9.750        $11.250       $9.063      $17.813
                                                                                   ======         ======       ======       ======
Total investment return (a) ...................................................    (13.33)%        31.45%      (33.00)%       3.56%
                                                                                   ======         ======       ======       ======
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted) .......................................  $196,133       $218,027     $180,357     $303,944
Ratio of expenses to average net assets, including taxes (b) ..................      2.18%(c)       2.16%          --         3.34%
Ratio of expenses to average net assets, excluding taxes ......................      1.86%(c)       1.64%        1.62%        1.50%
Ratio of net investment income to average net assets (b) ......................      0.79%(c)       0.61%        2.29%        0.38%
Portfolio turnover rate .......................................................      9.10%         12.01%        5.39%       35.59%


--------------------------------------------------------------------------------
ss  Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
+   Based on average shares outstanding.
++  Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and
    1995, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions and has not been annualized.
(b) Ratios include effect of repatriation taxes.
(c) Annualized.

================================================================================

12                               See accompanying notes to financial statements.

                                                                                           For the Years Ended December 31,
                                                                                ----------------------------------------------------
                                                                                    1996         1995         1994          1993
                                                                                    ----         ----         ----          ----
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................................    $26.45       $26.26       $20.13        $15.55
                                                                                   ------       ------       ------        ------
Net investment income .........................................................      0.47         0.65         0.42+         0.35
Net realized and unrealized gain/(loss) on investments and
    foreign currency related transactions++ ...................................     (3.44)        0.41         6.24          5.96
                                                                                   ------       ------       ------        ------
Net increase/(decrease) in net assets resulting from operations ...............     (2.97)        1.06         6.66          6.31
                                                                                   ------       ------       ------        ------
Dividends and distributions to shareholders:
Net investment income .........................................................     (0.47)       (0.65)       (0.47)        (0.31)
Net realized gain on investments and foreign currency related transactions ....     (0.26)       (0.22)       (0.06)        (0.26)
In excess of net investment income ............................................     (0.16)
In excess of net realized gains on investments and foreign currency
    related transactions. .....................................................        --           --           --         (0.16)
                                                                                   ------       ------       ------        ------
Total dividends and distributions to shareholders .............................     (0.89)       (0.87)       (0.53)        (0.73)
                                                                                   ------       ------       ------        ------
Dilution due to capital share rights offering .................................        --           --           --         (1.00)
                                                                                   ------       ------       ------        ------
Net asset value, end of period ................................................    $22.59       $26.45       $26.26        $20.13
                                                                                   ======       ======       ======        ======
Market value, end of period ...................................................   $20.875      $26.000      $23.063       $22.250
                                                                                  =======      =======      =======       =======
Total investment return (a) ...................................................    (16.43)%      16.66%        6.05%        38.82%
                                                                                  =======      =======      =======       =======
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted) .......................................  $317,012     $370,275     $367,047      $281,031
Ratio of expenses to average net assets, including taxes (b) ..................      1.96%          --           --            --
Ratio of expenses to average net assets, excluding taxes ......................      1.48%        1.46%        1.39%         1.72%
Ratio of net investment income to average net assets (b) ......................      1.79%        2.39%        1.74%         2.47%
Portfolio turnover rate .......................................................      4.82%        2.38%        0.86%        11.29%

                                                                                   For the Years Ended December 31,
                                                                                --------------------------------------
                                                                                    1992         1991         1990
                                                                                    ----         ----         ----
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........................................    $14.84        $8.72        $7.40
                                                                                   ------       ------       ------
Net investment income .........................................................      0.39         0.49         0.78
Net realized and unrealized gain/(loss) on investments and
    foreign currency related transactions++ ...................................      1.93         7.21         1.17
                                                                                   ------       ------       ------
Net increase/(decrease) in net assets resulting from operations ...............      2.32         7.70         1.95
                                                                                   ------       ------       ------
Dividends and distributions to shareholders:
Net investment income .........................................................     (0.39)       (0.49)       (0.63)
Net realized gain on investments and foreign currency related transactions ....     (1.22)       (1.09)          --
In excess of net investment income ............................................        --           --           --
In excess of net realized gains on investments and foreign currency
    related transactions. .....................................................        --           --           --
                                                                                   ------       ------       ------
Total dividends and distributions to shareholders .............................     (1.61)       (1.58)       (0.63)
                                                                                   ------       ------       ------
Dilution due to capital share rights offering .................................        --           --           --
                                                                                   ------       ------       ------
Net asset value, end of period ................................................    $15.55       $14.84        $8.72
                                                                                  =======      =======       ======
Market value, end of period ...................................................   $16.563      $11.938       $7.750
                                                                                  =======      =======       ======
Total investment return (a) ...................................................     53.80%       71.05%        7.07%
                                                                                  =======      =======       ======

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted) .......................................  $168,580     $160,360      $93,744
Ratio of expenses to average net assets, including taxes (b) ..................      2.15%        2.13%          --
Ratio of expenses to average net assets, excluding taxes ......................      1.71%        1.75%        2.04%
Ratio of net investment income to average net assets (b) ......................      2.17%        3.41%        9.56%
Portfolio turnover rate .......................................................      6.29%       19.32%       12.63%


================================================================================

See accompanying notes to financial statements.                               13

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2000, the Fund held 2.23% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $4,364,868. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2000, the interest rate was 6.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer realized foreign currency losses $63,554.

The Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. The Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities, as the Fund does not intend to realize and remit such unrealized gains in the foreseeable future. If all unrealized gains on Chilean securities had been realized and repatriated at June 30,


================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

2000, the Fund would have to pay a repatriation tax of approximately $6,925,970 or $0.48 per share.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund. The Fund, subject to local investment limitations, may invest up to 20% of its assets in non-


================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At June 30, 2000, the Fund had no such agreements.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the six months ended June 30, 2000, CSAM earned $1,241,674 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2000, CSAM was reimbursed $9,972 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services, Celfin is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the six months ended June 30, 2000, these sub-advisory fees amounted to $94,589.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million


================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the six months ended June 30, 2000, BSFM earned $68,448 for administrative services.

CSAM Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the six months ended June 30, 2000, the administration fees, supplemental administration fees and accounting fees amounted to $57,480, $30,334 and $3,391, respectively.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 14,327,901 shares outstanding at June 30, 2000, CSAM owned 14,615 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2000 was $122,528,273. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $73,274,137, was composed of gross appreciation of $82,339,290 for those investments having an excess of value over cost and gross depreciation of $9,065,153 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of securities, other than short-term investments, were $19,620,095 and $19,623,954, respectively.

 NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM, has a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At June 30, 2000 and during the six months ended June 30, 2000, the Fund had no borrowings under the Credit Facility or the credit agreement.

 NOTE F. SUBSEQUENT EVENTS

On June 30, 2000 the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common shares for the purpose of enhancing shareholder value. Under the program, the Fund intends to repurchase shares in open market transactions at prevailing market prices. At current discount levels, the Board believes such repurchases present an attractive investment opportunity and may reduce discount levels. There can be no assurance that the share repurchase program or any other actions taken by the Board will reduce the discount at which the Fund's shares currently trade.


================================================================================

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 27, 2000, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                               FOR       WITHHELD     NON-VOTES
----------------                               ---       --------     ---------
Enrique R. Arzac                            9,088,024     772,243      4,467,634

In addition to the director re-elected at the meeting, James J. Cattano, George
W. Landau, William W. Priest, Jr. and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 2000.

                           FOR            AGAINST      WITHHELD        NON-VOTES
                           ---            -------      --------        ---------
                         9,779,798         46,523        33,946        4,467,634


================================================================================

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Chile Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

================================================================================
in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

================================================================================

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-1944; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.



---------------------
* InvestLink is a service mark of EquiServe, L.P.
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                                                                              21

SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 2000, CSAM-Americas managed approximately $70.0 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
================================================================================

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac          Director
James J. Cattano              Director
George W. Landau              Director
William W. Priest, Jr.        Chairman of the Board of Directors
Richard W. Watt               President, Chief Investment Officer and Director
Emily Alejos                  Investment Officer
Yarek Aranowicz               Investment Officer
Hal Liebes                    Senior Vice President
Michael A. Pignataro          Chief Financial Officer and Secretary
Rocco A. Del Guercio          Vice President
Robert M. Rizza               Treasurer


INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019






This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund, without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CH
LISTED
NYSE
THE NEW YORK STOCK EXCHANGE
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3911-SAR-00